SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [X] Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-12


                                 CYTOGENIX, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):


--------------------------------------------------------------------------------
4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

5) Total fee paid:


--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:


--------------------------------------------------------------------------------
2) Form, Schedule or Registration Statement No.:


--------------------------------------------------------------------------------
3) Filing Party:


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4) Date Filed:


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


                                 CYTOGENIX, INC.
                            3100 WILCREST, SUITE 140
                              HOUSTON, TEXAS 77042

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 30, 2004

To our Shareholders:

         The Annual Meeting of the Shareholders (the "Annual Meeting") of CytoGenix, Inc., a Nevada corporation (the "Company"), will be held on June 30, 2004, at Adam's Mark Hotel, 2900 Briarpark Dr., Houston, Texas at 2:00 p.m., Houston time, for the purpose of considering and voting on the following matters:

1. The election of three directors to serve until the 2007 Annual Meeting of shareholders or until their respective successors are elected and qualified.

2. The approval of the selection of Malone & Bailey, PLLC as the Company's independent auditors for the fiscal year ended December 31, 2004.

3. The transaction of such other business as may properly come before the meeting and any adjournment thereof.

         The Board of Directors has established the close of business on May 10, 2004 as the record date for determining the shareholders entitled to notice or and to vote at the Annual Meeting and any adjournment or postponement thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, EVEN IF YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING ENVELOPE.

                                                      Sincerely,


                                                      Lawrence Wunderlich
                                                      Secretary


June 4, 2004

                 -----------------------------------------------

                                 CYTOGENIX, INC.
                            3100 WILCREST, SUITE 140
                              HOUSTON, TEXAS 77042
                 -----------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 30, 2004
                   ------------------------------------------


                             SOLICITATION OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies from the holders of record of the common stock, par value $.001 per share ("Common Stock"), at the close of business on May 10, 2004, for use in voting at the Annual Meeting of Shareholders to be held at Adam's Mark Hotel, Houston, Texas at 2 p.m., Houston time, on June 30, 2004, and any adjournment or postponement thereof. This Proxy Statement, the attached proxy card and the Company's Annual Report for the fiscal year ended December 31, 2003 are being mailed together on or about June 1, 2004, to shareholders entitled to notice of and to vote at the Annual Meeting. The principal executive office of the Company is 3100 Wilcrest, Suite 140, Houston, Texas 77042.

         Properly executed proxies will be voted as directed. If no direction is indicated therein, proxies received in response to this solicitation will be voted FOR: (i) the election of each of the three nominees for director; (ii) the ratification of the indicated independent auditors; and (iii) as recommended by the Board of Directors with regard to any other matters, or if no recommendation is given, at the discretion of the appointed proxies.

         A proxy on the enclosed form may be revoked by the shareholder at any time before it is voted by filing with the Secretary of the Company a written revocation, by voting in person at the meeting, or by delivering a proxy bearing a later date. Attendance at the Annual Meeting will not, in itself, constitute revocation of the proxy.

         The Company will bear all costs of this Proxy Statement and the proxy and the cost of soliciting proxies relating to the Annual Meeting. It is anticipated that the solicitation of proxies for the Annual Meeting will be made only by use of the mails and will cost approximately $15,000.00. The Company may, however, use the services of its directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. The Company will request that the brokerage houses, custodians, nominees, and fiduciaries forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record for such persons, and the Company will reimburse such persons for their related reasonable out-of-pocket expenses.

                              VOTING OF SECURITIES

         At the close of business on May 10, 2004, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"), there were 100,317,290 issued and outstanding shares of Common Stock, each of which share is entitled to one vote. Common Stock is the only class of outstanding securities of the Company entitled to notice of and to vote at the Annual Meeting.

         The Company's Bylaws provide that the presence, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Assuming such a majority is present, the election of directors will require the affirmative vote by a plurality of the votes cast at the Annual Meeting. The ratification of the selected independent auditors will require the affirmative vote of a majority of the shares entitled to vote and that voted or abstained at the Annual Meeting. Abstentions from and broker non-votes on the proposal to elect directors will be counted for purposes of determining the presence of a quorum, but will not be included in the total shares voted for or against any nominee. A broker non-vote occurs if a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because he does not have discretionary authority to vote shares and has not received instructions from the beneficial owner with respect to such proposal. Thus, abstentions from any item of business other than the election of directors will have the same legal effect as a vote against the proposals, but a broker non-vote will not be counted for purposes of determining whether a majority is achieved.

             PRINCIPAL HOLDERS OF SECURITIES AND SECURITY OWNERSHIP
                                  OF MANAGEMENT

         PRINCIPAL HOLDERS OF SECURITIES. The following table sets forth the beneficial ownership of Common Stock as of May 10, 2004, with respect to each person known by the Company to be the beneficial owners of 5% or more of the Company's shares of outstanding Common Stock. All persons listed have sole disposition and voting power with respect to the indicated shares except as otherwise noted.

                                                        COMMON STOCK
                                                     BENEFICIALLY OWNED
NAME AND ADDRESS
OF BENEFICIAL OWNER
                                           ------------------------------------

                                           NUMBER OF SHARES    PERCENT OF CLASS
                                           ----------------    ----------------

Jett**................................            8,270,000                8.4%
59-340 Diomana Road
Kamuela, Hawaii 96743

Roland L. Violette....................
70 Tolland St.
East Hartford, Connecticut 06108                 10,986,420               11.1%
-----------------------

         **Jett is a natural person with only one legal name.

         SECURITY OWNERSHIP OF MANAGEMENT. The following table sets forth the beneficial ownership of Common Stock as of May 10, 2004, by (i) the executive officers whose total annual salary and bonus exceeded $100,000 in the fiscal year ended December 31, 2003; (ii) each director and nominee; and (iii) all directors and executive officers as a group. All persons listed have sole disposition and voting power with respect to the indicated shares except as otherwise noted.

                                                                            COMMON STOCK
                                                                         BENEFICIALLY OWNED
                                                         ---------------------------------------------------
NAME AND ADDRESS
OF BENEFICIAL OWNER                                      NUMBER OF SHARES1            PERCENT OF CLASS
                                                         -------------------------    ----------------------

Malcolm H. Skolnick Ph.D.............................               5,559,885                  5.5%
Lawrence Wunderlich..................................               3,163,216                  3.1%
Frank Vazquez........................................               2,155,042                  2.1%
Scott E. Parazynski, M.D.............................                 314,983                   *
Cy Stein, Ph.D., M.D.................................                 173,711                   *
John J. Rossi, Ph.D..................................                  83,333                   *
Raymond L. Ocampo, Jr. ..............................                  83,333                   *
All directors and executive officers as a group
(7 persons)..........................................              11,533,503                 10.7%

-----------------------


         *Less than 1% of the 100,317,290 shares outstanding at May 10, 2004.


         1. Includes shares underlying options that will become exercisable within 60 days to purchase an aggregate of 10,133,331 shares of Common Stock as follows: Dr. Skolnick (3,333,333 shares with a strike price of $0.185 per share), Mr. Wunderlich (2,133,333 shares with a strike price of $0.185 per share), Mr. Vazquez (1,333,333 shares with a strike price of $0.185 per share), Dr. Parazynski (166,666 shares with a strike price of $0.185 per share), Dr. Stein (166,666 shares with a strike price of $0.185 per share), Dr. Rossi (83,333 shares with a strike price of $0.83 per share) and Mr. Ocampo (83,333 shares with a strike price of $0.61 per share).

                       PROPOSAL 1. - ELECTION OF DIRECTORS

         Three directors will be elected at the Annual Meeting. Shares or proxies may not be voted for more than three nominees for directors. In accordance with Article III, Section 1(c) of the bylaws of the Company, the Board of Directors is divided into three classes serving staggered three-year terms. Mr Raymond L. Ocampo Jr., Mr. Lawrence Wunderlich and Dr. John J. Rossi have been nominated for election at the Annual Meeting for terms of three years, each to hold office until the expiration of his term in 2007 and until his successor is elected and qualified.

         The persons named as proxies in the proxy have been designated by the Board of Directors and intend to vote such proxy "FOR" the persons named below in the election of the Board of Directors, except to the extent authority to vote is withheld from one or more nominees. If any such nominee is unable to serve as a director, it is intended that the shares represented by proxies will be voted in the absence of contrary indication for any substitute nominee that the Board of Directors designates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE THREE NOMINEES NAMED BELOW.

         INFORMATION ABOUT NOMINEES FOR DIRECTOR, DIRECTORS AND EXECUTIVE OFFICERS. The following states each director nominee's, each current director's and each named Named Executive Officer's present position with the Company, principal occupation, age, and the year in which he was first elected a director
(each serving continuously since first elected).

NAME                                            PRINCIPAL OCCUPATION                     AGE      DIRECTOR SINCE

Malcolm H. Skolnick Ph.D., JD  Chairman  of the  Board  of  Directors,  President  and    68            1999
                               Chief  Executive  Officer.  Dr.  Skolnick  has been the
                               Chief  Executive  Officer and  President of the Company
                               since  September  9,  1999.  Prior  to  that  time  Dr.
                               Skolnick  was a Professor  in the  University  of Texas
                               Health  Sciences  Center  at  Houston  serving  in  the
                               Medical School Graduate  School of Biomedical  Sciences
                               and the School of Public Health.  Dr. Skolnick has been
                               principal  investigator  in five  clinical  trials  and
                               holds  four  medical  device   patents.   Dr.  Skolnick
                               received a Ph.D.  in physics  from  Cornell  University
                               and a  J.D.  from  the  University  of  Houston.  He is
                               licensed to practice  law in Texas and is a  registered
                               patent   attorney.   He  has   practiced   intellectual
                               property law,  been active in  technology  transfer and
                               licensing  activities  and  serves  on  the  boards  of
                               Biodyne, Inc. and Resolution Forum, Inc.

Lawrence Wunderlich            Chief Financial  Officer and a director of the Company.    46            1999
                               Mr.  Wunderlich  has  served  as  the  Chief  Financial
                               Officer since August 17, 1999.  Mr.  Wunderlich  worked
                               as a financial  consultant  at the  investment  banking
                               firm of Josephthal  and Company from October 1996 until
                               August 1998.  Prior to his  employment  at  Josephthal,
                               Mr.   Wunderlich   co-owned   The   Language   Loop,  a
                               translation  service  firm  1991 to 1996  and  held the
                               position of President.

                               Chief  Operating  Officer and a director of the Company
                               since  July  2002.   Mr.   Vazquez  was  a   consultant
Frank Vazquez                  specializing  in  life  science  start-up   enterprises    63            2002
                               prior to joining the Company.  He was  President/CEO of
                               Lark  Technologies,  Inc. from 1989 to 1999 and Medical
                               Metrics,  Inc. from 2000 to 2001.  Mr. Vazquez has been
                               engaged by BCMT, Inc. the commercialization  subsidiary
                               of Baylor College of Medicine,  the University of Texas
                               Health Science  Center-Houston  and individual  clients
                               to organize  and start new  medical  and  biotechnology
                               companies.   Mr.  Vazquez  previously  held  management
                               positions  with  CooperVision,  Inc.,  Booz  Allen  and
                               Hamilton,  ITT  Corporation  and  IBM.  He holds a B.S.
                               from Columbia University.




                                       4

NAME                                            PRINCIPAL OCCUPATION                     AGE      DIRECTOR SINCE

Scott E. Parazynski M.D.       Dr.  Parazynski  is a graduate of  Stanford  University    43            2002
                               and  Stanford   Medical  School  and  pursued  clinical
                               training at the Brigham and Women's  Hospital  (Boston,
                               MA)  and  emergency   medicine  residency  training  in
                               Denver,  CO. He has numerous  publications in the field
                               of  space  physiology  and  has a  expertise  in  human
                               adaptation to stressful  environments.  Dr.  Parazynski
                               is a member of the Aerospace Medical  Association,  the
                               American  Society for  Gravitational  and Space Biology
                               and has received  numerous  special  honors,  including
                               the National Institutes of Health Predoctoral  Training
                               Award  in  Cancer   Biology,   NASA  Graduate   Student
                               Researcher's  Award  and  Research  Honors  Award  from
                               Stanford Medical School.

                               Scott E. Parazynski, M.D., has been an astronaut since
                               1992 and has logged over 262 hours in space.  He first
                               flew  in  1994  on   the  Atmospheric  Laboratory  for
                               Applications and Science (ATLAS-3) mission, which  was
                               part of an on-going  program to determine the  Earth's
                               energy balance and atmospheric change  over an 11-year
                               solar  cycle.   During   this  mission,   he  and  his
                               crewmates  also  evaluated  the  Interlimb  Resistance
                               Device,  a  free-floating  exercise  he  developed  to
                               prevent musculoskeletal atrophy in microgravity.







                                       5


NAME                                            PRINCIPAL OCCUPATION                     AGE      DIRECTOR SINCE

Cy A. Stein, M.D., Ph.D.       Dr.  Stein is currently  Professor of Medicine  Urology    50            2002
                               and  Pharmacology in the Oncology  Department of Albert
                               Einstein  College of  Medicine,  New York.  In addition
                               to  his   clinical  and  faculty   activities,   he  is
                               co-editor-in-chief  of Antisense  and Nucleic Acid Drug
                               Development,  sits on seven editorial  advisory boards,
                               including  Nucleic  Acids  Research,  serves  on  eight
                               scientific  advisory boards,  including Genta (Berkeley
                               Heights,  NJ), Targent (New York, NY), A3D (Heidelberg,
                               Germany),  and is an ad hoc  reviewer  for over 20 peer
                               reviewed  journals.  He has  authored 97 peer  reviewed
                               journal  articles.  He has  written  56 book  chapters,
                               reviews  and  editorials,  and  he  holds  six  patents
                               issued and four  patents  pending.  He  attended  Brown
                               University  (BA),  Stanford  University (PhD in Organic
                               Chemistry),  Albert Einstein  College of Medicine (MD),
                               and   New   York   Hospital-Cornell    Medical   Center
                               (Internship  and  Residency in Internal  Medicine).  Dr
                               Stein was a Clinical  Associate and Senior Staff Fellow
                               at The National Cancer Institute, Bethesda, Maryland.

John J. Rossi, PhD             Associate  Director for  Laboratory  Research,  City of    57            2003
                               Hope  Comprehensive  Cancer Center.  John J. Rossi, PhD
                               began his  employment  with City of Hope  (COH) in 1980
                               as an assistant  research  scientist in the  Department
                               of Molecular  Genetics.  He was promoted to chairman of
                               the  Division  of  Biology  in  1992.   In  1993,   COH
                               bestowed  its  highest  honor upon him by naming him to
                               its Gallery of Medical and Scientific  Achievement  for
                               his  pioneering  work  at the  molecular  level  in the
                               battle  against  AIDS  and  other  major  diseases.  In
                               1998,  Dr. Rossi was  appointed as the Dean of the City
                               of Hope Graduate School of Biological Sciences.





                                       6


NAME                                            PRINCIPAL OCCUPATION                     AGE      DIRECTOR SINCE

                               Dr. Rossi is an expert in ribozymes (molecular scissors).
                               One of  his most  notable  projects  is  in  the area of
                               ribozyme  research  in  AIDS.  He led the research  team
                               that  first  suggested  applying  ribozymes to treat HIV.
                               His research in molecular genetics and  microbiology has
                               resulted in eight patents being granted  and  has served
                               as the basis for more than 120 scientific papers.

                               Dr. Rossi  received  his   bachelor's  degree  from  the
                               University of New Hampshire and earned his doctorate  at
                               the University of Connecticut.  Prior to his  working at
                               COH,  Dr. Rossi  completed  four  years  of  post  Ph.D.
                               training at Brown University in Providence, Rhode Island.

Raymond L. Ocampo, Jr.         Raymond  L.  Ocampo  Jr. is  a lawyer,  businessman.  He   50            2003
                               currently  serves  on the  boards  of  PMI  Group,  Inc.
                               (PMI) and   Pinpoint  Solutions  Corporation.  Mr. Campo
                               retired  in  November  1996  as Senior  Vice  President,
                               General Counsel & Secretary at  Oracle Corporation,  the
                               world's second largest software company,  after  serving
                               as its  chief  legal  counsel  for more  than a  decade.
                               Before joining  Oracle  Corporation in 1986,  Mr. Ocampo
                               was  engaged  in  the  private  practice  of  law in San
                               Francisco  (1976-86)  and  was an adjunct  professor  at
                               Hastings  College  of  the Law  (1977-83).  He  received
                               his undergraduate  degree  form U.C.L.A. in 1973 and his
                               law  degree  from  Boalt  Hall  School  of  Law at  U.C.
                               Berkely in 1976.  Mr. Ocampo  authored  Surfing  the Law
                               and  Technology   Tsunami   (American   Bar  Association
                               2001),  a  collection  of keynote  addresses  about  the
                               intersection  of law  and  technology,  and  co-authored
                               Negotiating    and    Drafting    Software    Consulting
                               Agreements  (Glasser  LegalWorks 1996).  Mr. Ocampo  was
                               the 2001-02  Chair of  the  American  Bar  Association's



                                       7

NAME                                            PRINCIPAL OCCUPATION                     AGE      DIRECTOR SINCE


                               Section  of Science &  Technology  law.  He  previously
                               served  as  the  chair  of  the  Section's   E-Commerce
                               Division (1998-99) and Internet & Cyberspace  Committee
                               (1996-99)  and served as co-chair of the  Multimedia  &
                               Interactive  Technologies Committee (1995-96).  He also
                               served as chair of the  Computer  Litigation  Committee
                               (1992-94) of the ABA's Section of Litigation.


                      MEETINGS AND COMMITTEES OF THE BOARD

         During the year ended December 31, 2003, the Board of Directors of the Company held 4 meetings. The Board of Directors had no standing committees (audit, compensation or nominating) in 2003. Each director participated in at least 75% of all meetings of the Board of Directors.

         No Nominating Committee has been appointed. Nominations of directors are made by the board of directors. The Directors are of the view that the present management structure (only three of the seven directors are employees of the Company) does not warrant the appointment of a Nominating Committee.

         The Company encourages each member of the board of directors to attend the Annual Meeting of Shareholders. Dr. Skolnick and Messrs. Vazquez and Wunderlich were the only directors who attended the 2003 Annual Meeting of Shareholders.

              SHAREHOLDER COMMUNICATION WITH OUR BOARD OF DIRECTORS

         Any shareholder who wishes to speak with our Board of Directors or specified individual directors, may do so by contacting the Secretary at the address appearing on the first page of this proxy statement or via e-mail through our website at www.cytogenix.com. Each such communication must (i) identify the applicable shareholder(s), (ii) identify the applicable director(s) and (iii) contain the information necessary to enable such director(s) to contact such shareholder(s). the Secretary will relay such information to the applicable director(s) and request that the shareholder be contacted as soon as possible.

                            COMPENSATION OF DIRECTORS

         The Company pays directors who are not employees of the Company $1,000 in restricted Common Stock per each attended Board meeting. The Board of Directors may also make discretionary option grants to its non-employee directors.



                             EXECUTIVE COMPENSATION

         The following table shows all compensation earned for services rendered to the Company during the fiscal years ended December 31, 2001, 2002 and 2003 by the President and Chief Executive Officer of the Company (the "Named Executive
Officer").


                                           ANNUAL COMPENSATION                           LONG-TERM COMPENSATION
                                ------------------------------------------         ----------------------------
                                   YEAR                                                RESTRICTED             SHARES
        NAME AND                   ENDED                                                  STOCK           UNDERLYING
   PRINCIPAL POSITION         DECEMBER 31,          SALARY($)       BONUS($)       AWARD(S) ($)1            OPTIONS #
                              ------------          ---------       --------       -------------            ---------
Malcolm H. Skolnick                2003            126,000             --                     --           5,000,000
  President and Chief              2002            120,000             --              72,000                 --
  Executive Officer                2001            120,000             --               30,000                --
----------------------
1) Dr. Skolnick was issued shares of restricted Common Stock as follows:

                     VALUE             NUMBER OF
    DATE                         CLOSE  SHARES
   12/31/03    $     1,500  $     0.80      1,875
   12/15/03    $     1,500  $    0.535      2,804
   11/28/03    $     1,500  $     0.58      2,586
   11/14/03    $     1,500  $     0.79      1,899
   10/31/03    $     1,500  $     0.83      1,807
   10/15/03    $     1,500  $     0.87      1,724
    9/30/03    $     1,500  $     0.81      1,852
    9/15/03    $     1,500  $     0.74      2,027
    8/30/03    $     1,250  $     0.58      2,155
    8/15/03    $     1,250  $     0.61      2,049
    7/30/03    $     1,250  $     0.59      2,119
    7/15/03    $     1,250  $     0.58      2,155
    6/30/03    $     1,250  $     0.19      6,579
    6/15/03    $     1,250  $     0.13      9,615
    5/31/03    $     1,250  $     0.07     19,231
    5/15/03    $     1,250  $     0.08     16,667
    4/30/03    $     1,250  $     0.04     35,714
    4/14/03    $     1,250  $     0.06     20,833
    3/31/03    $     1,250  $     0.05     25,000
    3/14/03    $     1,250  $     0.08     15,625
    2/28/03    $     1,250  $     0.08     15,625
    2/14/03    $     1,250  $     0.09     13,889
    1/31/03    $     1,250  $     0.13      9,615
    1/27/03    $    22,969  $    0.115    208,426
    1/15/03    $     1,250  $     0.10     12,500
   12/31/02    $     1,250  $    0.115     12,500
   12/13/02    $     1,250  $     0.12     10,417
   11/29/02    $     1,250  $     0.11     11,364
   11/15/02    $     1,250  $     0.11     11,364
   10/31/02    $     1,250  $     0.12     10,417
   10/12/02    $     1,250  $     0.15      8,333
   09/30/02    $     1,250  $     0.12     10,417
   09/13/02    $     1,250  $     0.15      8,333
   08/30/02    $     1,250  $     0.17      7,576
   08/15/02    $     1,250  $     0.17      7,576
   07/31/02    $     1,250  $     0.22      5,814
   07/12/02    $     1,250  $     0.20      6,250
   06/30/02    $     1,250  $     0.19      6,579
   06/15/02    $     1,250  $     0.25      5,000
   05/31/02    $     1,250  $     0.27      4,630
   05/15/02    $     1,250  $     0.27      4,630
   04/30/02    $     1,250  $     0.28      4,545
   04/15/02    $     1,250  $     0.40      3,125
   03/29/02    $     1,250  $     0.37      3,378
   03/15/02    $     1,250  $     0.35      3,571
   02/28/02    $     1,250  $     0.22      5,682





                                       9

   02/15/02    $     1,250  $     0.20      6,250
   01/31/02    $     1,250  $     0.21      5,952
   01/15/02    $     1,250  $     0.21      5,952
   12/31/01    $     1,250  $     0.20      6,410
   12/21/01    $    22,500  $     0.35     64,386    Bonus valued at August 28, 2001 share price.
   12/14/01    $     1,250  $     0.21      5,952
   11/30/01    $     1,250  $     0.17      7,576
   11/14/01    $     1,250  $     0.19      6,579
   10/31/01    $     1,250  $     0.20      6,250
   10/12/01    $     1,250  $     0.23      5,435
   09/28/01    $     1,250  $     0.22      5,682
   09/10/01    $     1,250  $     0.28      4,464
   08/31/01    $     1,250  $     0.35      3,571
   08/14/01    $     1,250  $     0.26      4,808
   07/31/01    $     1,250  $     0.16      7,813
   07/13/01    $     1,250  $     0.21      5,952
   06/29/01    $     1,250  $     0.13     10,000
   06/15/01    $     1,250  $     0.24      5,208
   05/31/01    $     1,250  $     0.25      5,000
   05/15/01    $     1,250  $     0.30      4,167
   04/30/01    $     1,250  $     0.25      5,000
   04/12/01    $     1,250  $     0.25      5,000
   03/30/01    $     1,250  $     0.50      2,500
   03/15/01    $     1,250  $     0.19      6,579
   02/28/01    $     1,250  $     0.25      5,000
   02/15/01    $     1,250  $     0.49      2,551
   01/31/01    $     1,250  $     0.31      4,032
   01/13/01    $     1,250  $     0.06     20,833
   01/19/01    $    12,500  $     0.25     50,000
   01/15/01    $     2,500  $     0.35      7,143
   01/13/01    $     7,500  $     0.086    86,667 Bonus based on average closing
                                                  price for 12/15/00, 12/29/00
                                                  and 01/15/01


         OPTION GRANTS IN LAST FISCAL YEAR. The following table sets forth information concerning stock option grants made in the year ended December 31, 2003 to the Named Executive Officer. There were no grants of stock appreciation rights to the Named Executive Officer during the year ended December 31, 2003.




                                                   INDIVIDUAL GRANTS
                            -----------------------------------------------------------------
                                                                                                  POTENTIAL REALIZABLE
                                                                                                VALUE AT ASSUMED ANNUAL
                              NUMBER OF        % OF TOTAL                                         RATE OF STOCK PRICE
                              SECURITIES    OPTIONS GRANTED                                     APPRECIATION FOR OPTION
                              UNDERLYING    TO EMPLOYEES IN    EXERCISE OR                              TERM(2)
                               OPTIONS        FISCAL YEAR       BASE PRICE      EXPIRATION     ---------------------------
      NAME                    GRANTED (#)                          ($/SH)           DATE            5% ($)       10% ($)
      ----                  --------------- ----------------- --------------- ---------------  -------------  ------------

Malcolm H. Skolnick          5,000,000(1)         35.2            0.185         06/24/13           581,728     1,474,212


-----------------

         (1)      The options terminate on the earlier of their expiration date,
                  10  years  after  grant  or  31  days  after   termination  of
                  employment,  subject to certain exceptions. The options become exercisable  in three equal annual  installments  beginning on the grant date and on the next two anniversaries of that date, but  vesting  may  be  accelerated  on the  consummation  of a specified change of control.

         (2) The indicated 5% and 10% rates of appreciation are provided to comply with SEC regulations and do not necessarily reflect our views as to the likely trend in our stock price. Actual gains, if any, on stock option exercises and the sale of Common Stock holdings will depend on, among other things, the future performance of our Common Stock and overall stock market conditions.




                                       10


         OPTION EXERCISES AND YEAR-END OPTION VALUES. The following table provides information as to options exercised by the Named Executive Officer in 2003 and year-end value of unexercised options held by the Named Executive
Officer.

                                                AGGREGATE OPTION EXERCISES IN 2003 AND
                                                    DECEMBER 31, 2003 OPTION VALUES


                                                                            NUMBER OF
                                                                            SECURITIES             VALUE OF
                                                                            UNDERLYING            UNEXERCISED
                                                                            UNEXERCISED          IN-THE-MONEY
                                                                            OPTIONS AT            OPTIONS AT
                                                                            DECEMBER 31,          DECEMBER 31,
                                                                             2003 (#)              2003 ($)
                                                                          ---------------        ----------------
                              SHARES ACQUIRED             VALUE             EXERCISABLE/            EXERCISABLE/
            NAME              ON EXERCISE (#)       REALIZED ($)           UNEXERCISABLE          UNEXERCISABLE(1)
            ----              ---------------       ------------          ---------------        ----------------
Malcolm H. Skolnick                    0                    0          3,333,333 / 1,666,667    2,050,000 / 1,025,000

----------------------

         (1)      Value is based on the $0.80 per share  closing price of Common
                  Stock on December 31, 2003, the last day of trading prior to the end of the fiscal year, less the exercise price.

         SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS. The following table sets forth certain information with respect to our equity compensation plans as of December 31, 2003:

                                         EQUITY COMPENSATION PLAN INFORMATION

                                          NUMBER OF SECURITIES TO      WEIGHTED-AVERAGE         NUMBER OF SECURITIES
                                          BE ISSUED UPON EXERCISE      EXERCISE PRICE OF      REMAINING AVAILABLE FOR
                                          OF OUTSTANDING OPTIONS,    OUTSTANDING OPTIONS,      FUTURE ISSUANCE UNDER
                                            WARRANTS AND RIGHTS       WARRANTS AND RIGHTS       EQUITY COMPENSATION
PLAN CATEGORY                                                                                         PLANS(1)

Equity compensation plans                       14,200,000                    $0.204                    3,800,000
approved by our stockholders(2)

Equity compensation plans not                            0                         0                            0
approved by our stockholders

-----------------


         (1) Excludes securities to be issued upon the exercise of outstanding options, warrants and rights.

         (2) Includes  options  granted under the  Cytogenix,  Inc. Stock Option
Plan.

         EMPLOYMENT AGREEMENT. The Company entered into an employment agreement with Dr. Skolnick on August 1, 2003 with a five-year initial term. Dr. Skolnick's base annual salary under the employment agreement is $144,000.

         PROPOSAL 2. - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has selected Malone & Bailey, PLLC, which has served as independent auditors of the Company since April 16, 2002, as independent auditors to audit the books, records and accounts of the Company for the fiscal year ended December 31, 2003. The Board of Directors recommends a vote FOR approval of such selection. A representative of Malone & Bailey, PLLC is expected to be present at the Annual Meeting and will have the opportunity to make a statement, if such representative chooses to do so, and will be available to respond to appropriate questions.

                       AUDIT FEES; CHANGES IN ACCOUNTANTS

                    FEES AND EXPENSES OF MALONE & BAILEY PLLC

         The following table sets forth the amount of audit fees, audit related fees and tax fees billed or expected to be billed by Malone & Bailey PLLC, our independent auditor, for the years ended December 31, 2003 and 2002, respectively:

                                                 2003                   2002
                                          ------------------  ------------------
                                                AMOUNT                 AMOUNT

         Audit Fees(1)                           $9,000                 $7,000
         Audit-Related Fees(2)                        0                      0
         Tax Fees(3)                                  0                 $1,500
         All Other Fees

                  Total Fees                     $9,000                 $8,500
                                                 ======                 ======
----------------------

         (1) Includes the annual consolidated financial statement audit, review of quarterly reports on Form 10-Q and other services associated with the audit.

         (2) During the indicated periods, Malone & Bailey PLLC did not provide us with any information technology services relating to financial information systems design and implementation.

         (3) Includes fees and expenses for services primarily related to tax compliance, tax advice and tax planning for certain acquisitions.

         On February 13, 2002, the Company engaged Thomas Leger & Co., L.L.P. of Houston, Texas ("TL&Co.") as its principal independent accountants to audit the Company's financial statements. The Company's Board of Directors approved the engagement of TL&Co. on February 12, 2002.

         In April 2003 the Company advised TL&Co of its termination as the Company's independent accountant. TL&Co has issued no reports on the financial statements of the Company for any period subsequent to December 31, 2001. The report of TL&Co on the Company's financial statements for the fiscal year ended December 31, 2001 contains a modification for a going concern uncertainty. TL&Co issued no reports on the financial statements of the Company for any period prior to December 31, 2001. The decision to change independent auditors was approved by the Board of Directors. The Company has not had any disagreements with TL&Co on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of TL&Co, would have caused them to make reference thereto in their report on the financial statements of the Company. The Company has requested TL&Co furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

         On April 16, 2003, the Company engaged Malone & Bailey, PPLC, of Houston, Texas as its principal independent accountants to audit the Company's financial statements. The Company's Board of Directors approved the engagement of Malone & Bailey, PLLC on April 15, 2003.

                                  ANNUAL REPORT

         The Company's Annual Report of Form 10-KSB covering the fiscal year ended December 31, 2003 accompanies this Proxy Statement. Except for the financial statements included in the Annual Report that are specifically incorporated by reference herein, the Annual Report of Form 10-KSB is not incorporated in this Proxy Statement and is not to be deemed part of this proxy soliciting material. Additional copies of the Annual Report of Form 10-KSB are available upon request.

                                  OTHER MATTERS

         COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT. Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's Common Stock to file initial reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all Section 16(a) forms they file. The Company believes that all filings required to be made under Section 16(a) were timely made.

         OTHER MATTERS. At the date hereof, the Board of Directors does not know of any other business to be presented at the Annual Meeting of Shareholders. If any other matter properly comes before the meeting, however, it is intended that the persons named in the accompanying proxy will vote such proxy in accordance with the discretion and instructions of the Board of Directors.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         Shareholders  wishing  to submit  proposals  for  consideration  by the
Company's Board of Directors at the Company's 2005 Annual Meeting of Shareholders should submit them in writing to the attention of the Secretary of the Company no later than January 12, 2005, so that it may be considered by the Company for inclusion in its proxy statement and form of proxy for that meeting.

         A shareholder who wishes to make a proposal at the 2005 Annual Meeting of Shareholders without complying with the requirements of Rule 14a-8 (and therefore without including the proposal in our proxy materials) must notify the Company of the proposal by April 28, 2005. If a shareholder fails to timely give notice of a potential proposal, then the persons named as proxies in the proxy cards solicited by our Board of Directors for that meeting will be entitled to vote the proxy cards held by them regarding that proposal, if properly raised at the meeting, in their discretion or as directed by our management.

                                           By Order of the Board of Directors,


                                           Lawrence Wunderlich
                                           Secretary
                                                                   June 4, 2004

                                                                      EXHIBIT A
                                                                      ---------
                                 CYTOGENIX, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 FOR THE ANNUAL MEETING TO BE HELD JUNE 30, 2004

P The proxies are directed to vote as specified below and in their discretion on all other matters coming before the meeting. If no direction is made, the proxy will vote FOR all nominees listed below and the approval of independent auditors. This proxy is solicited by the Board of Directors.

R        1.   ELECTION OF DIRECTORS - Lawrence Wunderlich, John J. Rossi and
              Raymond L. Ocampo.

                             [ ] Vote FOR from all nominees listed above, except vote withheld from (to withhold authority to vote for any individual nominee, write in the names on the line below:)

O             ------------------------------------------------------------------

                             [ ]    Vote WITHHELD from all nominees

X        2.   APPROVAL OF INDEPENDENT AUDITORS.

                             [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

                             [ ] I plan to attend the meeting.

Y             PLEASE SIGN, DATE AND RETURN THE PROXY CARD
               PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                                                      EXHIBIT A
                                                                      ---------

                                 CYTOGENIX, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 FOR THE ANNUAL MEETING TO BE HELD JUNE 30, 2004

The undersigned appoints Frank Vazquez and Lawrence Wunderlich, and each of them, as attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of CygoGenix, Inc. (the "Company") to be held June 30, 2004, and at any adjournment thereof, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.


                                            Dated:________________________, 2004


                                            ------------------------------------
                                                       Signature



                                            ------------------------------------
                                                    Signature if held jointly


                         THIS  PROXY  MUST BE  SIGNED  EXACTLY  AS NAME  APPEARS
                    HEREON. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. If signer is a partnership, please sign partnership name by authorized person.








                                      A-2